UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 23, 2025
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-41137	CONSTELLATION ENERGY CORPORATION	87-1210716
(a Pennsylvania corporation) 1310 Point Street Baltimore, Maryland 21231-3380 (833) 883-0162

333-85496	CONSTELLATION ENERGY GENERATION, LLC	23-3064219
(a Pennsylvania limited liability company) 200 Energy Way Kennett Square, Pennsylvania 19348-2473 (833) 883-0162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CONSTELLATION ENERGY CORPORATION:
Common Stock, without par value	CEG	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On December 23, 2025, Constellation Energy Generation, LLC (“Constellation”) announced that it has extended the expiration date of (A) its previously announced private offers to exchange any and all of the outstanding (i) 4.625% Senior Unsecured Notes due 2029 (“Existing Unsecured 2029 Notes”), (ii) 5.000% Senior Unsecured Notes due 2031 (“Existing Unsecured 2031 Notes”) and (iii) 3.750% Senior Secured Notes (“Existing Secured 2031 Notes” and, together with the Existing Unsecured 2029 Notes and the Existing Unsecured 2031 Notes, the “Calpine Notes”) issued by Calpine Corporation, a Delaware corporation (“Calpine”), held by eligible holders for, to the extent held by eligible holders, newly issued (i) 4.625% Senior Unsecured Notes due 2029 (“New Unsecured 2029 Notes”), (ii) 5.000% Senior Unsecured Notes due 2031 (“New Unsecured February 2031 Notes”) and (iii) 3.750% Senior Unsecured Notes due 2031 (“New Unsecured March 2031 Notes”) by Constellation having the same interest payment dates, maturity dates and interest rates as the Calpine Notes (each, an “Exchange Offer”, and collectively, the “Exchange Offers”) and (B) Constellation’s related solicitation of consents, on behalf of Calpine (the “Consent Solicitations”), to adopt the Proposed Amendments (as defined below), pursuant to the terms and subject to the conditions set forth in an exchange offers memorandum and consent solicitations statement, dated December 9, 2025 (the “Offering Memorandum”).

Constellation has extended the expiration date of the Exchange Offers and Consent Solicitations, which was originally scheduled to be 5:00 p.m., New York City time, on January 8, 2026, to 5:00 p.m., New York City time, on January 12, 2026, unless such date is extended or earlier terminated (such date and time, as they may be extended, the “Amended Expiration Date”). Constellation reserves the right to terminate, withdraw, amend or extend the Exchange Offers and Consent Solicitations in its sole discretion, subject to the terms and conditions set forth in the Offering Memorandum. The withdrawal deadline remains unchanged and has passed. As a result, any Calpine Notes tendered after 5:00 p.m., New York City time, on December 22, 2025 (the “Early Tender Deadline”) and on or prior to the Amended Expiration Date may not be withdrawn and the related consents delivered in the Consent Solicitations may not be revoked, except in certain limited circumstances where additional withdrawal rights are required by law.

Constellation also announced that it has received, on behalf of Calpine, the requisite consents to amend the Calpine Notes and the indentures governing the Calpine Notes (the “Calpine Indentures”) to eliminate substantially all of the restrictive covenants and events of default, other than payment-related and bankruptcy-related events of default (collectively, the “Proposed Amendments”), based on the early tender results. As of 5:00 p.m., New York City time, on the Early Tender Deadline, (i) $646,822,000 in aggregate principal amount of Existing Unsecured 2029 Notes, representing approximately 99.51% of the aggregate principal amount of Existing Unsecured 2029 Notes outstanding, had been validly tendered and not validly withdrawn (and consents thereby validly given and not validly revoked), (ii) $846,337,000 in aggregate principal amount of Existing Unsecured 2031 Notes, representing approximately 99.57% of the aggregate principal amount of Existing Unsecured 2031 Notes outstanding, had been validly tendered and not validly withdrawn (and consents thereby validly given and not validly revoked) and (iii) $794,462,000 in aggregate principal amount of Existing Secured 2031 Notes, representing approximately 88.27% of the aggregate principal amount of Existing Secured 2031 Notes outstanding, had been validly tendered and not validly withdrawn (and consents thereby validly given and not validly revoked).

Constellation intends for Calpine and the trustee for the Calpine Indentures to execute and deliver supplemental indentures to amend the Calpine Indentures giving effect to the Proposed Amendments. However, the Proposed Amendments will only become operative on the settlement date of the Exchange Offers, which is expected to occur on or about the third business day after the Amended Expiration Date, unless Constellation extends or terminates the Exchange Offers, and no earlier than the consummation of the previously announced merger transaction contemplated by that certain Agreement and Plan of Merger, dated as of January 10, 2025, by and among Constellation Energy Corporation and Calpine (the “Transaction”).

The Exchange Offers and Consent Solicitations are being made solely pursuant to the conditions set forth in the Offering Memorandum in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended, and are conditioned upon, among other things, receipt of the requisite consents in connection with the Consent Solicitation and the consummation of the Transaction.

A copy of the press release issued by Constellation is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 23, 2025
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This combined Current Report on Form 8-K is being furnished separately by Constellation Energy Corporation and Constellation Energy Generation, LLC, (collectively, the “Registrants”). Information contained herein relating to one of the Registrants has been furnished by such Registrant on its own behalf. Neither Registrant makes any representation as to information relating to the other Registrant.

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect the Registrants’ current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Exchange Offers, the Consent Solicitations, the expected timing and likelihood of completion of the Exchange Offers, the Consent Solicitations and the Transaction, the pro forma combined company and its operations, strategies, plans, synergies, opportunities and anticipated future performance and capital structure. Information adjusted for the Transaction should not be considered a forecast of future results. Although the Registrants believe these forward-looking statements are reasonable, statements made regarding future results are not guarantees of future performance and are subject to numerous assumptions, uncertainties and risks that are difficult to predict. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected.

Actual outcomes and results may differ materially from the results stated or implied in the forward-looking statements included in this Current Report on Form 8-K due to a number of factors, including, but not limited to the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, and the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the Transaction or it may take longer than expected to achieve those synergies or benefits. Other unpredictable or unknown factors not discussed in this Current Report on Form 8-K could also have material adverse effects on forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein, as well as the items discussed in (1) the Registrants’ 2024 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) the Registrants’ Third Quarter 2025 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 14, Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report on Form 8-K. Neither Registrant undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY CORPORATION

/s/ Daniel L. Eggers
Daniel L. Eggers
Executive Vice President and Chief Financial Officer
Constellation Energy Corporation

CONSTELLATION ENERGY GENERATION, LLC

/s/ Daniel L. Eggers
Daniel L. Eggers
Executive Vice President and Chief Financial Officer
Constellation Energy Generation, LLC

December 23, 2025

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 23, 2025
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.